Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated August 10, 2000 included in The Estee Lauder Companies Inc.'s Annual Report on Form 10-K for the fiscal year ended June 30, 2000, and to all references to our firm included in this registration statement.

                                               /s/ ARTHUR ANDERSEN LLP


New York, New York
November 9, 2000